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                                                                EXHIBIT 10.23


                          FIRST AMENDMENT TO SUBLEASE
                            DATED APRIL 15TH, 1999

This first Amendment to the Sublease dated April 15, 1999, incorporated herein and made part of that Sublease, dated March 25th, 1999, by and between Interim HealthCare, formally Personnel Pool of America, Inc., hereinafter designated "Sublandlord" and True Vision International, Inc., "Subtenant".

AGREEMENT:

This Amendment to reaffirm specifically the terms of the Cancellation Clause as stated in Paragraph 6 of the "First Amendment To Lease" dated November 11, 1996. Moreover, Subtenant's right to elect the said Cancellation Clause as part of the Sublease Agreement.

Except as hereby extended, modified, supplemented or amended, all terms covenants or conditions, of the Sublease shall remain in full force and effect.

AGREED AND ACCEPTED:

SUBLANDLORD

INTERIM HEALTHCARE, INC.

By:     /s/ KATHLEEN A. [illegible]
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Title:  C.O.O.
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Date:   4/28/99
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SUBTENANT:

By:     /s/ [illegible]
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Title:  President
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Date:   4/15/99
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LANDLORD:

BGK ASSET MANAGEMENT CORP.,
AGENT FOR METRO CENTER ASSOCIATES, L.P.

By:
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Title:
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Date:
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